SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

16. SUBSEQUENT EVENTS

On August 11, 2025 under the incentive plan registered of the Company issuance of 475,220 Ordinary Shares with a cost basis of $1.72 per share.

On September 5, 2025, the chairman of the Company (the “Selling Shareholder”), Changbin Xia, purchased 12,000,000 Ordinary Shares at a per share price of $0.80, pursuant to a certain securities purchase agreement (the “SPA”), entered into between the Company and the Selling Shareholder.

These unconsolidated financial statements were approved by management and available for issuance on November 5, 2025. The Company has evaluated subsequent events through this date and concluded that there are no additional reportable subsequent events other than that disclosed in above.